UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 18, 2013

BUTLER NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Kansas
(State or Other Jurisdiction of Incorporation)
0-1678 (Commission File Number)	41-0834293 (IRS Employer Identification No.)
19920 W. 161st Street, Olathe, Kansas (Address of Principal Executive Offices)	66062 (Zip Code)

913-780-9595
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  Dismissal of independent registered public accounting firm.

On June 18, 2013, Butler National Corporation. (the “Company”) dismissed Weaver Martin & Samyn, LLC as the independent auditors for the Company and its subsidiaries.

The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) approved such dismissal.

The audit report of Weaver Martin & Samyn, LLC on the Company’s financial statements as of and for the fiscal years ended April 30, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended April 30, 2013, 2012 and 2011, and through June 18, 2013, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Weaver Martin & Samyn, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Weaver Martin & Samyn, LLC, would have caused Weaver Martin & Samyn, LLC to make references to the subject matter of the disagreements in its reports on our consolidated financial statements for such years.

During the fiscal years ended April 30, 2013, 2012 and 2011, and through June 18, 2013, there were no reportable events of the kind that would require disclosure under Item 304(a)(1)(v) of Regulation S-K.

We provided Weaver Martin & Samyn, LLC with a copy of the above disclosures and requested Weaver Martin & Samyn, LLC to provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures.  A copy of Weaver Martin & Samyn, LLC’s letter dated June 18, 2013 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  Engagement of new independent registered public accounting firm.

On June 18, 2013, the Audit Committee engaged L.L. Bradford & Company (“Bradford”), as the Company’s independent registered public accounting firm.  During the years ended April 30, 2012 and 2011 and through June 18, 2013, neither the Company nor anyone on its behalf consulted with Bradford regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Bradford that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Weaver Martin & Samyn, LLC, dated June 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUTLER NATIONAL CORPORATION (Registrant)
Date: June 18, 2013	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
Date: June 18, 2013	/S/ Angela D. Shinabargar Angela D. Shinabargar (Chief Financial Officer)